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[LOGO]                                                            EXHIBIT 99.1


1. PARTIES. This Lease, dated, for reference purposes only June 9, 1997, is made by and between OLEN PROPERTIES CORP. A FLORIDA CORPORATION (herein called "Lessor") and AVIATION DISTRIBUTORS, INC. A DELAWARE CORPORATION (herein called ("Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Orange, State of California, commonly known as 1 Capital Drive, Lake Forest, CA 92630 and described as A free-standing Building. Said real property including the land and all improvements therein, is herein called "The Premises".

3.  TERM.

    3.1 TERM. The term of this Lease shall be for Seven (7) years commencing on Thirty (30) days after substantial completion of Tenant and ending on Seven (7) years after Commencement Improvements and final inspection by City of Lake Forest, unless sooner terminated pursuant to any provision hereof. * (See Addendum A, Item D for Start Date Amendment and Items E and H for Early Possession Agreements.)

    3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor (See Addendum A, Item I for additional terms.) nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $29,512.68, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $29,512.68 as rent for the first month (Base Rent $24,317.25); Direct Expense Charges $5,195.43; Lessee shall pay Lessor on September 1, 1997 as Security Deposit equal to one month's rent ($29,512.68) pursuant to Article 5 herein.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor on September 1, 1997 $29,512.68 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of such deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

NOTE: SECURITY DEPOSIT SHALL NOT BE APPLIED TOWARD THE LAST MONTH'S RENT.

6.  USE.

    6.1 USE. The Premises shall be used and occupied only for - office, distribution and warehousing for aviation equipment and parts as approved by the City of Lake Forest or any other use which is reasonably comparable and for no other purpose.

    6.2  COMPLIANCE WITH LAW.

         (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the violation is discovered, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2 (a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

         (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

     6.3 CONDITION OF PREMISES.

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee, was the owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.  MAINTENANCE, REPAIRS AND ALTERATIONS.

    7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

    7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned

                                    NET

American Industrial Real Estate Association

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this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

    7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

    7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a) (relating to Lessor's warranty), Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

    7.5  ALTERATIONS AND ADDITIONS.

         (a) Lessee shall not, without Lessor's prior written consent not to be unreasonably withheld, make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $10,000 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $10,000 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. However, Lessee agrees to inform Lessor in writing of all changes made within the Premises within thirty (30) days of the date of said change. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations in violation hereof without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

         (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

         (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2

8.  INSURANCE INDEMNITY.

    8.1 INSURING PARTY. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of the insurance so obtained.

    8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

    8.3  PROPERTY INSURANCE.

         (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and a special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance as well as an automatic increase in insurance endorsement causing the increase in annual property insurance coverage by 2% per quarter. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

         (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

         (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

    8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other ratings as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereto to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises. Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

    8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon: and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons except if caused by the gross negligence or willful misconduct of Lessor in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

    8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

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9.   DAMAGE OR DESTRUCTION.

     9.1   DEFINITIONS.

           (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

           (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

           (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

     9.2 PARTIAL DAMAGE--INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.*

     9.3 PARTIAL DAMAGE--UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.*

     9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

     9.5   DAMAGE NEAR END OF TERM.

           (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

           (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

           (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

           (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 Termination--Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES. (See Addendum A, Item F herein.)

     10.1 PAYMENT OF TAXES. Lessee shall reimburse Lessor for the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made within ten (10) days of receipt of Lessor's invoice for such payment. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

     10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (iv) which is imposed by reason of this transaction, any modifications or changes hereto or any transfers hereof.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4  PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises. Lessor warrants all utilities will be provided to the Building upon the Commencement Date.

     12.  ASSIGNMENT AND SUBLETTING.

          12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignments, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

          12.2  LESSEE AFFILIATE. Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

          12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or after the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees.

     * Notwithstanding the foregoing, Lessee shall have no obligation to contribute any amount to Lessor for damages resulting from Lessor's negligence or negligent omissions.

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

of Lessee without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request.

13. DEFAULTS; REMEDIES.

     13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement of assignment for the benefit of creditors; (ii) Lessee become a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

     15. BROKER'S FEE.

          (a) Upon execution of this Lease by both parties, Lessor shall pay to CB COMMERCIAL, JAMES MENCONI, JEFF CARR, JON MARCHIORLATTI a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $PER AGREEMENT, for brokerage services rendered by said broker(s) to Lessor in this transaction.

          (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transaction, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

          (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

     15. ESTOPPEL CERTIFICATE.

          (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and by acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be

NET                                  -4-
conclusive upon Lessee (i) that this Lease is in full force and effect without modification except as may be represented by Lessor (ii) that there are no uncured defaults in Lessor's performance, and (iii) that no more than one month's rent has been paid in advance of such failure may be considered by Lessor as a default by Lessee under this Lease.

          (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligation thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.  TIME OF ESSENCE.  Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of the Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's reasonable consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located. California represents the forum choice for any disputes.

30.  SUBORDINATION.

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times and when possible, during normal business hours with 24-hour notice for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be reasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

NET                                  -5-

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised on the assigned voluntarily or involuntarily by XXX any person or entity other than Lessee, provided however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default elapsed in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b) where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due, or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) prosecuted 13.1(e)(without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(d), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restriction do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty days (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. INSURING PARTY. The insuring party under this lease shall be the LESSEE.

47. ADDENDUM. See Addenda A, B, C, D and E and Exhibits A, A-1, A-2, and B-1 and B-2 attached hereto and made a part hereof.

48. RENT PAYMENTS. Rent payments are due on the first of each month. Please remit to Olen Properties Corp., 7 Corporate Plaza, Newport Beach, CA 92660. LESSOR DOES NOT INVOICE ON A MONTHLY BASIS.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

                                                 OLEN PROPERTIES CORP.
Executed at:  Newport Beach                      A FLORIDA CORPORATION
            ---------------------------     ---------------------------------

on            July 16, 1997                 By  /s/ CHARLES C. AUFHAMMER
            ---------------------------         -----------------------------
                                                 Charles c. Aufhammer
                                                 Vice President, Marketing
Address       7 Corporate Plaza             By
            ---------------------------         -----------------------------

              Newport Beach, CA 92660
            ---------------------------                  "LESSOR"
                                                  AVIATION DISTRIBUTORS, INC.
Executed at                                       A DELAWARE CORPORATION
            ---------------------------         -----------------------------

on                                          By   /s/ OSAMAH BAKHIT
            ---------------------------         -----------------------------

Address                                     By   Osamah Bakhit, President
            ---------------------------         -----------------------------

                                                         "LESSEE"

                               ADDENDUM "A"

TO LEASE DATED:         June 9, 1997

BY AND BETWEEN:         OLEN PROPERTIES CORP.
                        A FLORIDA CORPORATION

AS LESSOR; AND:         AVIATION DISTRIBUTORS, INC.
                        A DELAWARE CORPORATION
AS LESSEE

-------------------------------------------------------------------------------
A.   SIGN CRITERIA

     These regulations are established in order to maintain a continuity in appearance throughout Spectrum Pointe and to comply with the City of Lake Forest sign ordinance. Conformance with the following sign regulations will be strictly enforced:

     1.  GENERAL REQUIREMENTS:

         (a) Each unit or building shall be allowed one identity sign.

         (b) The sign shall be installed at Lessee's expense.

         (c) No electrical or audible signs shall be permitted.

         (d) Except as provided herein, no advertising placards, banners, pennants, names, insignias, trademarks, or other descriptive material shall be affixed or maintained upon the glass panes or exterior walls of the building.

     2.  SPECIFICATIONS-Multi-tenant Buildings:

         (TO BE DETERMINED)

     3.  SPECIFICATIONS-Single-tenant Buildings:

         (a) Front Entry Sign:

              (i) Lessee shall use three dimensional, plant-on, individual letters. These letters shall be made of 3" thick, poly-styrened back with a high impact styrene letter face not to exceed 14" in height.

             (ii) Type face shall be Helvetica medium and the color shall be white.

            (iii) The maximum area within which the sign, including logo, can be installed shall be 40 square feet per building, except in the event that more than one tenant occupies a single building, the sign size allotment shall be determined on a prorata basis. The square footage dimensions shall be calculated by taking the distance from the first to the last letter, including all spaces between the letters
                  ("length"), and multiplying that dimension by the distance from the top to the bottom of the largest letter or logo ("width").

             (iv) Placement of the sign on the building shall be in the location and by the method designated by Lessor. Lessee shall submit a sketch of the proposed sign to Lessor for approval prior to construction and installation.

              (v) Lessee shall be responsible for obtaining all approvals and permits that may be required by the City of Lake Forest or the Association.

         (b) Warehouse Mandoor Sign:

              (i) These signs shall be on 5" X 18" plexiglass, white in color with black lettering hot-stamped onto the plexiglass face. It shall be attached with double-sided adhesive tape, and the skin of the door is not to be penetrated.

     CCA                                                           /s/ CCA
----------------                                               ----------------
Lessor's Initial                                               Lessee's Initial

ADDENDUM "A"
PAGE 2

B.   DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS

     Lessee acknowledges that its leasehold estate is part of the Planned Development and subject to a Declaration of Covenants, Conditions, and Restrictions. Lessee agrees to accept its leasehold estate subject to the aforementioned Declaration and agrees to perform and comply with any and all restrictions set forth in said declaration or to make adequate provisions to permit entry and other actions by Lessor for the purpose of performing and complying with these restrictions.

C.   MANAGEMENT

     Hereinafter Lessor agrees to perform all of Lessee's obligations ("Direct Expenses") defined in Article 10.1 of this Lease, and only the common area and landscaping obligations set forth under Article 7.1.

     Direct Expense Budget for 1998 is as follows:

                    TOTAL DIRECT EXPENSE MONTHLY BUDGET FOR:
                               SPECTRUM POINTE

     Total Project Square Footage:                                        164,900
     Tenant's Square Footage:                                              36,079
     Tenant's Percentage:                                                  21.88%

     MONTHLY EXPENSES

                                                                        PER MONTH

     Landscaping                                                       $ 1,319.20
     Sweeping                                                              494.70
     Utilities                                                           1,649.00
     Exterior Maintenance                                                1,319.20
     Management (1.5% of gross)                                          1,649.00
     Reserve                                                               989.40
                                                                        ---------
     TOTAL COMMON AREA                                                 $ 7,420.00

     Property Taxes                                                     10,388.70
     Melo Roos Assessments                                               5,111.90
     Pacific Commercentre Assn. Dues                                       824.50
                                                                        ---------
     TOTAL EXPENSES PER MONTH                                          $16,325.10

     Lessee's monthly prorata share is 21.88% of the above expenses as follows:

     Common Area....................................................   $ 1,623.50
     Property Taxes.................................................   $ 3,571.93
                                                                        ---------
     TOTAL MONTHLY DIRECT EXPENSE BUDGET............................   $ 5,195.43
                                                                        ---------
                                                                        ---------


     Lessor will provide Lessee an estimate of the Direct Expenses each year which will be added to the monthly lease payment. The estimate for the first year is based on the Direct Expense Budget above. Lessor agrees to provide Lessee with an accounting of the actual expenses as of December 31st of each year. Should the cost of providing these services exceed the estimate, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to Lessee's prorata share of Direct Expenses for the previous calendar year, less the total of the monthly installments of the estimated Direct Expenses paid in the previous calendar year. The estimated monthly installments to be paid for the next calendar year shall be adjusted to reflect such increase. IN NO EVENT SHALL THE ANNUAL ADJUSTMENT FOR COMMON AREA EXPENSES EXCEED THREE PERCENT (3%) PER ANNUM.

     If in any calendar year Lessee's share of Direct Expenses shall be less than the preceding year, then upon receipt of Lessor's statement, any over payment made by Lessee on the monthly installment basis provided above shall be credited toward the next monthly rent falling due and the estimated monthly installment of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent year.



     CCA                                                           /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

ADDENDUM "A"
PAGE 3

D.   START DATE AMENDMENT

     Upon establishing a fixed Commencement and Termination Date for this Lease, an amendment shall be created defining said dates which will be attached hereto and will become hereof a part of the terms and conditions of this Lease.

E.   EARLY ACCESS AGREEMENT

     Lessor agrees to grant Lessee rent-free access to the Premises during the last thirty (30) days of the construction period and prior to final inspection for the purpose of fixturization and utility installations. Said access shall be co-ordinated with Lessor's job-site superintendent and shall be granted at times and in such areas as said job-site superintendent deems in his sole discretion to in no way interfere with or delay the construction of the Tenant Improvements as set forth on Addendum E herein. Lease payments shall not commence until the Commencement Date as set forth on the Start Date Amendment. Lessor shall have no liability or responsibility for damages to the personal property of Lessee, or any loss suffered by Lessee through vandalism, theft, or destruction of the property by fire or other causes.

F.   REAL ESTATE TAX ASSESSMENT

     In no event shall Lessee be responsible for any tax increases caused by the sale or transfer of the Building during the initial lease term, or any extensions thereof.

G.   HAZARDOUS MATERIALS

     To the best of Lessor's knowledge, there is no asbestos or hazardous materials including, but not limited to, Radon gas, PCB's, lead base paint, ground water contamination, industrial, radioactive or chemical waste, urea-formaldehyde insulation, under ground storage tanks on the property, or within 2,000 feet of the property and the property is not in a flood or seismic zone. Notwithstanding any other provision in the Lease and the Addenda thereto, Lessee shall not be responsible for any costs associated with hazardous materials clean-up on the Premises not caused by or resulting from the activities or negligent omissions of Lessee, and Lessor hereby agrees to defend and indemnify Lessee from any claims related thereto.

H.   EARLY POSSESSION AGREEMENT

     Lessor agrees to grant Lessee early occupancy of said Premises, the date to be upon substantial completion of Tenant Improvements and Final Inspection by City of Lake Forest. Lease payments shall not commence until thirty (30) days thereafter. Lessor shall have no liability or responsibility for damages to the personal property of, or any loss suffered by Lessee through vandalism, theft, or destruction of the property by fire or other causes. It is agreed by Lessee and Lessor that all the terms and conditions of the lease are to be in full force and effect, except as to rent, as of the date of Lessee's possession of subject Premises.

I.   DELAY IN POSSESSION

     In the event Lessor has not received Final Inspection of Tenant Improvements by the City of Lake Forest on or before one-hundred twenty
     (120) days from the date of issuance of the Tenant Improvement building permit, then Lessor shall credit Lessee with one day of free rent for every day beyond one hundred-twenty (120) days from issuance of said tenant improvement building permit that Final Inspection is not received. This 120-day period shall be extended proportionately by the length of any delay in construction progress caused by Lessee, Lessee's agents, or any other cause not under the reasonable control of Lessor. Should the building not be completed and not be occupiable on or before February 1, 1998, then Lessee shall have the right to cancel this Lease with no further costs or obligations.

     CCA                                                           /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

                               "ADDENDUM B"

BY AND BETWEEN:     OLEN PROPERTIES CORP., A FLORIDA CORPORATION

AS LESSOR; AND:     AVIATION DISTRIBUTORS, INC., A DELAWARE CORPORATION

AS LESSEE

TO LEASE DATED:     JUNE 9, 1997

-------------------------------------------------------------------------------

 1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove and destroy any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

          All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee.

          Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that the Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cause or otherwise install sunscreen on any window.

 2. The sidewalks, halls, passages, exits, entrances, elevators and stairways, driveways, and parking areas shall not be obstructed by Lessees or used by them for any purposes other than for ingress and egress from their respective Premises.

 3. Lessee shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises, without prior written consent of Lessor and subsequent delivery of a duplicate key to Lessor.

 4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

 5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

 6. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substances in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

 7. No cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

 8. Lessee shall not keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or approved in writing by the Lessor.

 9. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Lessor. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

10. Lessor reserves that right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

11. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

12. Without the written consent of Lessor, Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

13. Lessor shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally.

14. All garbage and refuse shall be placed by Lessee in the containers at the location prepared by Lessor for refuse collection, in the manner and at the times and places specified by Lessor. Lessee shall not burn any trash or garbage of any kind in or about the Leased Premises or the Business Park. All cardboard boxed must be "broken down" prior to being placed in the trash container. All Styrofoam chips must be bagged or otherwise contained prior to placement in the trash container, so as not to constitute a nuisance. Pallets may not be disposed of in the trash bins or enclosures. It is the Lessee's responsibility to dispose of pallets by alternative means.

     Should any garbage or refuse not be deposited in the manner specified by Lessor, Lessor may after three (3) hours verbal notice to Lessee, take whatever action necessary to correct the infracture at Lessee's expense.

15. No aerial antenna shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of Lessor first being obtained. Any aerial or antenna so installed without such written consent shall be subject to removal by Lessor at any time without notice.

16. No loud speakers, televisions, phonographs, radios or other devises shall be used in a manner so as to be heard or seen outside of the Leased Premises or in neighboring space without the prior written consent of Lessor.

17. The outside areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by the Lessee, to the satisfaction of the Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed.

18. Lessee shall use at Lessee's cost such pest extermination contractors as Lessor may direct and at such intervals as Lessor may require.


     CCA                                                          /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

ADDENDUM B
PAGE 2

19. These common types of damages will be charged back to the Lessee if they are not corrected PRIOR TO VACATING the premises:

     - Keys not returned to Lessor for ALL locks, requiring the service of a locksmith and rekeying.

     - Removal of all decorator painting, wallpapering and paneling, or Lessor's prior consent to remain.

     -    Electrical conduit and receptacles on the surface of walls.

     -    Phone outlets, wiring, or phone equipment added on wall surfaces.

     - Security tape/magnetic tape switches for burglar alarm systems added to window and door surfaces.

     -    Penetration of roof membrane in any manner.

     -    Holes in walls, doors, and ceiling surfaces.

     -    Addition or change of standard door hardware.

     -    Painting or gluing of carpet or tile on warehouse floors.

     -    Glass damage.

     -    Damage to warehouse ceiling insulation.

     -    Stains or damage to carpeting beyond normal wear-and-tear.

     - Damaged, inoperative, or missing electrical, plumbing, or HVAC equipment.

     -    Debris and furniture requiring disposal.

     -    Damaged or missing mini-blinds, draperies, and baseboards.

     - Installation of additional improvements without Lessor's prior written approval or obtainment of required City building permits.

Lessee agrees to comply with all such rules and regulations upon notice from Lessor. Should Lessee not abide by these Rules and Regulations, Lessor may serve a three (3) day notice to correct deficiencies. If Lessee has not corrected deficiencies by the end of the notice period, Lessee will be in default of lease.

Lessor reserves the right to amend or supplement the foregoing rules and regulations and to adopt and promulgate additional rules and regulations applicable to the leased premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.


     CCA                                                           /s/ CCA
-----------------                                              -----------------
Lessor's Initials                                              Lessee's Initials

                               ADDENDUM "D"

                TO LEASE DATED:      June 9, 1997

                BY AND BETWEEN:      OLEN PROPERTIES CORP.
                                     A FLORIDA CORPORATION

                AS LESSOR; AND:      AVIATION DISTRIBUTORS, INC.
                                     A DELAWARE CORPORATION

                AS LESSEE

-------------------------------------------------------------------------------

OPTION TO EXTEND/LEASE EXTENSION

Providing LESSEE is not in default under any of the terms of this Lease, Lessee shall have the Option to Extend the term of this Lease for ONE (1) FIVE-YEAR period on all the same terms and conditions as contained in this Lease, except that the base monthly rent commencing with the first month of each Lease Extension shall be the THEN MARKET RATE for equivalent space in the area of Spectrum Pointe, but in no event shall the new monthly rent be less than the base monthly rent for the previous twelve (12) months. Thereafter, the base monthly rent shall be subject to an upward only adjustment at the beginning of each one (1) year period of the Lease Extension/Option Period. The new base rent for each twelve (12) month period shall be determined by adding to the annual rental for the previous twelve
(12) months a sum equal to any percentage increase that may occur in the Consumer Price Index (Urban Wage Earners and Clerical Workers) as published by the United States Department of Labor, Bureau of Labor Statistics for the Los Angeles-Long Beach-Anaheim Metropolitan Area (1967 - 100 Base), for the previous twelve months.

To exercise this Option to Extend, Lessee must give notice IN WRITING to Lessor by Certified mail, return receipt requested at least ONE HUNDRED AND EIGHTY DAYS prior to the expiration of the previous term.

If such index is not published for the period for which a rental adjustment determination is to be based upon, another index generally recognized as being comparable and authoritative shall be substituted by Lessor. Inasmuch as the appropriate index numbers may not be available on the date when any such adjustment is to be effective, the latest index numbers available shall be used until such time as the appropriate index numbers become available, at which time the calculation shall be made as soon as reasonably possible and the rent payment shall be appropriately adjusted so as to include both the correctly adjusted monthly rent current from the intended adjustment date.

In the event the Bureau of Labor Statistics ceases to publish the Consumer Price Index, the parties hereto may agree to use any similar type of Index, or if they are unable to agree upon a substitute Index, the parties shall select an independent arbitrator who shall determine an alternate method of computing the increased rental. In the event the parties hereto cannot agree on an independent arbitrator, the Option to Extend shall terminate.

All terms and conditions of Article 39 of the Lease shall remain in full force and effect.


     CCA                                                           /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

                               ADDENDUM "E"

                TO LEASE DATED:      June 9, 1997

                BY AND BETWEEN:      OLEN PROPERTIES CORP.
                                     A FLORIDA CORPORATION

                AS LESSOR; AND:      AVIATION DISTRIBUTORS, INC.
                                     A DELAWARE CORPORATION

                AS LESSEE
-------------------------------------------------------------------------------

CONSTRUCTION OF TENANT IMPROVEMENTS

In consideration of Lessee's agreement to enter into this Lease, Lessor agrees to cause the Premises to be constructed and improved substantially in accordance with such improvements as are more particularly described and detailed on the plans ("Design Plans") attached hereto as "Exhibit A-1" (Site
Plan), "Exhibit A-2" (Elevations), and "Exhibits B-1 and B-2" (Floor Plans), all of which are attached hereto (collectively, the "Tenant Improvements"). As soon as reasonably possible after Lessor's receipt of signed Leases and movie-in monies, Lessor shall cause to be prepared working drawings for the Tenant Improvements and shall furnish them to Lessee for Lessee's prompt review and approval, which approval shall not be unreasonably withheld. It shall be unreasonable for Lessee to withhold such approval except if such working drawings are inconsistent in some material respect with the Design Plans attached hereto. If Lessee has not approved and signed working drawings on or before five (5) business days from its receipt of same, then such working drawings shall be deemed approved by Lessee. If Lessee disapproves such working drawings, Lessee's notice of disapproval shall also include the specific reasons authorized hereunder for such disapproval. Lessor and Lessee shall negotiate in good faith to resolve as soon as possible any differences between them regarding such working drawings.

Lessor agrees to construct "turn-key" Tenant Improvements substantially in accordance with Design Plans attached hereto and made a part hereof, said Improvements to be completed in a workmanlike manner using Lessor's building standards and include the following:

1.  All full-height drywall partitions taped, textured and painted;

2. All air conditioning and heating unit(s) and distribution and return air ducts as required to provide industry standard office HVAC;

3. Designweave 30 oz. plush-pile carpet and pad with carpet base, and/or vinyl composition tile with Roppe 4" rubber base;

4.  Vertical blinds on all exterior windows;

5.  Doors and lever-type door hardware;

6. Standard grid dropped ceiling with 2'x 4' fluorescent office lighting (warehouse to have metal halide 30 foot candle warehouse lighting);

7. Building standard electrical throughout office area (includes J-boxes in open areas) per a mutually agreed upon plan;

8. Building standard telephone and computer pull-string and plaster rings in mutually-approved locations;

9. Space planning, working drawings and electrical drawings and all applicable building permits for construction;

10. Kitchen with ten (10) linear feet of upper and lower laminate cabinets with sink and garbage disposal;

11. Two (2) two-stall restrooms with laminate counter & sink, two (2) one-stall/one urinal restrooms with laminate counter & sink, two (2) one-stall warehouse restrooms, one private bathroom with shower in President's office, and two (2) shower rooms for gym;

12.  Five (5) foot laminate wet bar in President's office;

     CCA                                                           /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

ADDENDUM "E"
PAGE 2

The base building shall consist of concrete tilt-up construction and include the following:

1.   24' minimum warehouse clearance;

2. Two (2) dock high loading positions and one (1) ground level loading position;

3.   800 amps 277/480, 3 phase power panel;

4.   .45/3,000 g.p.m. fire sprinkler system;

5.   Foil insulation in the warehouse;

6.   6 inch concrete slab;

7.   Sealed warehouse floor;

8.   4 ply roof;

9.   118 parking stalls.


Lessor reserves the right to construct Lessee's Tenant Improvements. Lessee acknowledges that the tenant improvements to be completed by Lessor are subject to the review and approval of final working drawings by Lessee, Lessor and the City of Lake Forest. All Improvements shall be constructed in accordance with all applicable building codes and ordinances, including but not limited to all applicable ADA codes and requirements.

Lessor shall make every reasonable effort to complete the above Tenant Improvements as soon as reasonably possible after receipt of signed leases and move-in monies, and estimates said work to take approximately five (5) months to complete from date of Lessor's receipt of building permits, but Lessor can make no guaranty of an exact date of completion. However, Lessor shall diligently prosecute the construction of the Tenant Improvement to completion, using its best efforts to substantially complete same by November 15, 1997. Lessee shall be responsible for obtaining any permits or licenses required for Lessee's particular use and operation in the Premises including, without limitation, business licenses, permits for any Hazardous Materials utilized in Lessee's operations, and any certificate of occupancy which may be required for Lessee's particular use and operation in the Premises.

ADDITIONAL TENANT IMPROVEMENTS: Lessor and Lessee recognize that the Tenant Improvements identified and detailed on Exhibits A-1, A-2, B-1 and B-2 are the result of agreements arrived at during previous meeting between Lessor and Lessee. Any Additional Tenant Improvements are subject to Lessor's approval thereof, with the understanding that the total cost of the Additional Tenant Improvements shall be the sole responsibility of Lessee. If Lessor and Lessee are unable to agree upon the plans for, or the cost of, any such proposed Additional Tenant Improvements, Lessor shall not be obliged to construct such Additional Tenant Improvements and may proceed with the construction of the Tenant Improvements in accordance with the Working Drawings. In the event Additional Tenant Improvements are approved by Lessor, theN Lessor shall prepare an Additional Work Authorization ("AWA") outlining the specific additional work to be completed and shall deliver same to Lessee. Lessee shall execute said AWA and return it to Lessor, together with a check (or other negotiated form of payment) for the total cost of such Additional Tenant Improvements. Lessor shall not be obliged to commence construction of any approved Additional Tenant Improvements until Lessor has received such signed AWA and the check (or other negotiated form of payment). Any construction delay arising out of Lessee's request for any Additional Tenant Improvements shall result in the acceleration of the Commencement Date.

COMPLETION OF TENANT IMPROVEMENTS: The Tenant Improvements shall be deemed "Substantially Completed" for purposes of this Lease upon final inspection sign-off on the building permit for the Tenant Improvements by the City of Lake Forest Building Department. Lessee shall conduct no construction or other operations, with the exception of that work set forth in the Early Access provision (Addendum A, Item E herein), in or on the Premises prior to such Substantial Completion without Lessor's prior written consent which may be granted or withheld in Lessor's sole discretion. Lessee shall fully cooperate with Lessor in obtaining the certificate of occupancy.

See Addendum A, Item E for Early Access Agreement.

     CCA                                                           /s/ CCA
-----------------                                             -----------------
Lessor's Initials                                             Lessee's Initials

                             AMENDMENT TO LEASE

                               DATE CHANGE


    THIS AMENDMENT is dated for reference purposes only at Newport Beach, California, this 26th day of JANUARY, 1998, by and between OLEN PROPERTIES CORP., a Florida Corporation, as "Lessor", and AVIATION DISTRIBUTORS, INC. A DELAWARE CORPORATION as "Lessee", for property located at: a CAPITAL DRIVE, LAKE FOREST, CA 92830, Lessor and Lessee, being parties to a Lease dated June 9, 1997, hereby express their mutual desire and intent to amend the Term of the Lease as follows:

    The term of this Lease shall be for: Seven (7) years
    A. Original Commencement date was: THIRTY (30) DAYS AFTER SUBSTANTIAL COMPLETION OF TENANT IMPROVEMENTS AND FINAL INSPECTION BY CITY OF LAKE FOREST

    B.  Revised Commencement date is: MARCH 1, 1998
    C.  Lease Expiration date is: JANUARY 31, 2005

EARLY POSSESSION AGREEMENT: Lessor agrees to grant Lessee early occupancy of said Premises, the date to be JANUARY 30, 1998. Lease payments shall not commence until March 1, 1998. Lessor shall have no liability or responsibility for damages to the personal property or any loss suffered by Lessee through vandalism, theft, or destruction of the property by fire or other causes. It is agreed by Lessee and Lessor that all the terms and conditions of the lease are to be in full force and effect, except as to rent, as of the date of Lessee's possession of subject Premises.

Except as modified herein, all other terms and conditions of the Lease between the parties above described, and attached hereto, shall continue in full force and effect.

LESSOR:                                        LESSEE:

OLEN PROPERTIES CORP.                          AVIATION DISTRIBUTORS, INC.
                                               A DELAWARE CORPORATION


By:                                            By: /s/ Kenneth A. Lipinski
  -------------------------                       -------------------------
   Charles O. Aufhammer                           Kenneth A. Lipinski
   Vice President, Marketing                      Chief Operating Office


Date:                                          Date:   1/28/98
    ------------------------                   ----------------------------